EXHIBIT 99.1

PRESS RELEASE ISSUED JANUARY 20, 2011

SERVISFIRST BANCSHARES, INC.
Announces Record Earnings For 2010

Birmingham, Ala. – (PR Newswire) – January 20, 2011 – ServisFirst Bancshares, Inc. today reported record earnings for the quarter and year ended December 31, 2010.

2010 and Fourth Quarter Highlights:

▪	2010 net income of $17.4 million, a 196% increase over 2009
▪	Fourth quarter net income increase of 128% year/year
▪	$3.15 earnings per share for 2010, a 194% increase year/year
▪	21 consecutive quarters of profitability

Tom Broughton, President and CEO, said “We are proud to report record earnings in 2010, as well as continued  solid deposit growth with a 23% increase in deposits during 2010. We are very pleased with our growth in new and expanded core relationships with businesses, professionals and consumers.” Bud Foshee, CFO, stated, “Our strong financial performance reflects not only higher interest income, but also disciplined expense management and margin improvement over 2009.”

ABOUT SERVISFIRST:
ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions.  The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the Internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank
Bud Foshee (205) 949-0307
BFoshee@servisfirstbank.com

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except shares and per share data)

	Three Months Ended
	December 31,		September 30,
	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)
Total interest income	$20,689	$17,189	$19,959
Total interest expense	4,004	4,320	3,972
Net interest income before provision	16,685	12,869	15,987
Provision for loan losses	2,738	2,408	2,537
Net interest income after provision for loan losses	13,947	10,461	13,450
Total noninterest income	1,685	1,244	1,348

Salaries and employee benefits	4,493	3,227	3,547
Other noninterest expense	4,016	5,416	3,920
Total noninterest expense	8,509	8,643	7,467
Income before taxes	7,123	3,062	7,331
Income taxes	2,578	1,072	2,532
Net income	$4,545	$1,990	$4,799

Basic earnings per share	$0.82	$0.37	$0.87
Diluted earnings per share	$0.73	$0.34	$0.77
Average basic shares	5,525,297	5,513,482	5,515,384
Average fully diluted shares	6,427,228	5,828,820	6,417,947

	Year Ended December 31,
	2010	2009
	(Unaudited)	(Audited)
Total interest income	$78,146	$62,197
Total interest expense	15,260	18,337
Net interest income before provision	62,886	43,860
Provision for loan losses	10,350	10,685
Net interest income after provision for loan losses	52,536	33,175
Total noninterest income	5,169	4,413

Salaries and employee benefits	14,669	13,581
Other noninterest expense	16,300	15,349
Total noninterest expense	30,969	28,930
Income before taxes	26,736	8,658
Income taxes	9,358	2,780
Net income	$17,378	$5,878

Basic earnings per share	$3.15	$1.07
Diluted earnings per share	$2.84	$1.02
Average basic shares	5,519,151	5,485,972
Average fully diluted shares	6,294,604	5,787,643

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2010	December 31, 2009	September 30, 2010
	(Unaudited)	(Audited)	(Unaudited)
ASSETS
Cash and due from banks	$231,732	$75,526	$149,841
Investment securities	282,193	256,098	251,838
Restricted equity securities	3,510	3,241	3,510
Federal funds sold and other investments	346	680	2,213
Mortgage loans held for sale	7,875	6,202	8,708

Loans	1,394,818	1,207,084	1,345,502
Reserve for loan losses	(18,077)	(14,911)	(16,903)
Net loans	1,376,741	1,192,173	1,328,599
Foreclosed real estate	6,966	12,525	8,170
Other assets	25,803	27,052	23,645
Total assets	$1,935,166	$1,573,497	$1,776,524

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Noninterest-bearing	$250,490	$211,307	$224,537
Interest-bearing	1,508,226	1,221,048	1,377,020
Total deposits	1,758,716	1,432,355	1,601,557
Borrowings	55,357	40,150	55,317
Interest payable	898	1,026	914
Other liabilities	3,095	2,344	2,559
Total liabilities	1,818,066	1,475,875	1,660,347

Stockholders' equity	117,100	97,622	116,177
Total liabilities and stockholders' equity	$1,935,166	$1,573,497	$1,776,524

SERVISFIRST BANCSHARES, INC.
Key Ratios

	Three Months Ended
	December 31,		September 30,
	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets	0.97%	0.50%	1.10%
Return on average equity	15.24%	8.06%	16.86%
Net interest margin (fully tax equivalent)	3.73%	3.33%	3.83%
Efficiency ratio	46.32%	61.24%	43.08%

	Year Ended December 31,
	2010	2009
	(Unaudited)	(Audited)
Return on average assets	1.04%	0.43%
Return on average equity	15.86%	6.33%
Net interest margin (fully tax equivalent)	3.94%	3.31%
Efficiency ratio	45.51%	59.57%

	12/31/2010	12/31/2009	9/30/2010
	(Unaudited)	(Audited)	(Unaudited)
Book value per share	$21.19	$17.71	$21.05
Tangible book value per share	$21.19	$17.71	$21.05
% of reserve for loan losses to total loans	1.30%	1.24%	1.26%
Nonperforming assets to total loans
plus foreclosed real estate	1.52%	2.03%	1.67%